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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   OCTOBER 29, 2004
                                                         -----------------------


                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-28560                22-2356861
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA    92887
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code            (714) 974-2500
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR.

         The board of directors of netGuru, Inc. ("Corporation") adopted three amendments to the Corporation's Bylaws, effective as of October 29, 2004. The amendments are set forth in Exhibit 3.2 to this Form 8-K and are described below.

         Section 2 of Article VI of the Corporation's Bylaws was amended and restated in order to clarify the role of the board of directors in setting the meeting date for each annual meeting of the Corporation's stockholders. Previously, Section 2 of Article VI provided for a date upon which the annual meeting would be held if no meeting date were set by the Corporation's board of directors. The amended and restated Section 2 of Article VI deletes this default date for the meeting since the board of directors sets a meeting date each year and the default date provision is not relied upon by the Corporation.

         Section 10 was added to Article VI of the Corporation's Bylaws in order to adopt advance notice requirements covering stockholder proposals and board nominations that are intended to be presented at stockholders' meetings without inclusion in the Corporation's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("non-Rule 14a-8 proposals"). New Section 10 sets the close of business on November 5, 2004 as the deadline for submission of non-Rule 14a-8 proposals for the 2004 annual meeting of stockholders and also sets deadlines for submission of non-Rule 14a-8 proposals to be presented at future annual and special stockholders' meetings. The Bylaws previously did not contain advance notice provisions or deadlines for submission of non-Rule 14a-8 proposals.

         Section 1 of Article VIII of the Corporation's Bylaws was amended and restated in order to clarify that written notice to members of the board of directors may be given by e-mail and to revise the timing requirements regarding notices sent by facsimile transmission so that notices transmitted by facsimile (as well as notices given by e-mail) are deemed to have been given upon transmission, if transmission occurs before 5:00 p.m. at the place of receipt, and upon the date following transmission, if transmission occurs after 5:00 p.m. at the place of receipt. Previously, Section 1 of Article VIII provided that 12:00 noon at the place of receipt was the cutoff time for transmission of facsimile notices.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  3.1      Bylaws of the Corporation (1)

                  3.2 Action With Respect To Bylaws, as certified by the Corporation's Secretary on October 22, 2004

                  _________________

                  (1) Filed as an exhibit to the Corporation's registration statement on Form SB-2 dated May 21, 1996 (Registration No. 333-4844-LA) and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2004            NETGURU, INC.

                                   By:  /S/ BRUCE K. NELSON
                                       -----------------------------------------
                                        Bruce K. Nelson, Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

                  Number   Description
                  ------   -----------

                  3.2 Action With Respect To Bylaws, as certified by the Corporation's Secretary on October 22, 2004


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